UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2025, Tivic Health Systems, Inc. (the “Company”) entered into a Statement of Work (the “Agreement”) with Scorpius BioManufacturing, Inc. (“Scorpius”), pursuant to which Scorpius will serve as the primary U.S. manufacturer for the Company’s late-stage TLR5 agonist, Entolimod, for the treatment of acute radiation syndrome. Pursuant to the Agreement, Scorpius will provide the following services, among others: cell line verification, legacy process verification, GMP scale-up production, drug product fill and finish, analytical development and qualification, and upstream and downstream optimization of the process. The Agreement shall be governed by the Terms and Conditions attached thereto, unless and until a Master Services Agreement is executed by and between the parties in connection with the services contemplated by the Agreement.

Pursuant to the Agreement, the Company has agreed to pay Scorpius service fees estimated to be approximately $2.4 million, with a total estimated investment by the Company of approximately $4.1 million, inclusive of additional pass-through costs and expenses, including for consumables and external services. The fees and costs will be payable on a milestone-based invoicing schedule tied to the completion of defined project stages and deliverables, as provided in the Agreement. Pass-through costs for raw materials, consumables, reagents, shipping, and subcontracted services will be managed by Scorpius on behalf of the Company at cost plus a 15% administrative fee. The Company is required to settle invoices within 30 days, with Scorpius reserving the right to impose monthly interest charges of 1% for undisputed amounts unpaid after 30 days. The Company will also be responsible for payment of any taxes, fees, duties or charges imposed by any governmental authority in connection with the services provided by Scorpius under the Agreement, other than on Scorpius’ net income taxes or franchise taxes.

The Agreement includes detailed project management provisions, including the assignment of a dedicated project manager, regular project team meetings, risk management procedures, and the use of a project-dedicated site for document sharing and collaboration. The Company will own all deliverables provided by Scorpius, and intellectual property provisions specify that any foreground intellectual property generated specifically in connection with the development or manufacture of Entolimod (other than improvements to Scorpius background intellectual property and foreground intellectual property that is related primarily to the business of Scorpius generally conducted for its client) will be solely and exclusively owned by the Company. Additionally, Scorpius is required to provide monthly updates to the Company to keep it informed of progress and results of the activities in the scope of the Agreement.

Either party to the Agreement has the right to terminate the Agreement (i) upon written sixty (60) days’ written notice to other party for any reason or (ii) upon breach of a material provision of the Agreement and failure to cure within thirty (30) days’ written notice. In connection with any termination, the Company is required to pay (i) any open invoices and (ii) the documented reasonable expense incurred or irrevocably obligated related to the Agreement and Scorpius to wind down activities, plus as liquidated damages and not as a penalty, an amount equal to the greater of a 50% of the cost of the Agreement not yet performed or (b) 75% of the prices of the services for the applicable manufacturing run(s) set to be performed within sixty (60) days of termination under the Agreement.

The foregoing summary of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 7.01 Regulation FD Disclosure.

On May 14, 2025, the Company issued a press release announcing execution of the Agreement. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including in Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Tivic Health Systems, Inc., dated May 14, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	May 14, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer